INCOME TAXES - Summary of principal components of deferred income tax assets (Detail) - CNY (¥) ¥ in Thousands	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2019
Deferred tax assets:
Net losses carry forwards	¥ 109,940	¥ 215,193
Impairment loss on long-term assets	338,707	313,668
Allowance of doubtful accounts	39,136	37,668
Other accrued expenses	22,746	22,746
Advertising expenses	12,592	12,592
Valuation allowance	¥ (523,121)	¥ (601,867)	¥ (619,922)	¥ (338,964)